UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
Amendment No. 1
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2020
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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by FLEETCOR Technologies, Inc. (the “Company”) on August 12, 2020 (the “Original 8-K”). The Original 8-K was filed to announce the retirement of Eric R. Dey as the Company’s Chief Financial Officer and Principal Accounting Officer and the appointment of Charles R. Freund, to serve as the Company’s Chief Financial Officer, effective September 1, 2020. The purpose of this Amendment is to provide Mr. Freund’s compensation in connection with his appointment as Chief Financial Officer and announce the appointment of the Principal Accounting Officer.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of September 1, 2020, Mr. Freund’s annual base salary is $450,000, with a target bonus percentage under the Company’s annual cash incentive program of 37.5% of his base salary. In addition, Mr. Freund received the following equity grants in 2020: $880,000 (grant date value) in performance-based restricted stock that vest upon achievement of performance metrics and service requirements; and $1,000,000 (grant date value) in time-based stock options that vest ratably.

Effective September 1, 2020, the Company appointed Alissa B. Vickery as Chief Accounting Officer. Ms. Vickery, age 42, joined FLEETCOR in April 2011 and also serves as the Company’s Senior Vice President of Accounting and Controls, with oversight of external reporting, technical accounting and internal audit. Prior to joining FLEETCOR, Ms. Vickery held a senior position at Worldpay and spent more than nine years in public accounting at Deloitte LLP and Arthur Andersen LLP in the audit and assurance practice. She is a Certified Public Accountant and holds a Bachelors of Business Administration and Masters of Accountancy from the University of Georgia.

Ms. Vickery’s annual base salary is $225,000, with a target bonus percentage under the Company’s annual cash incentive program of 15% of her base salary. In addition, Ms. Vickery received the following equity grants in 2020: $115,000 (grant date value) in performance-based restricted stock that vest upon achievement of performance metrics and service requirements; and $250,000 (grant date value) in time-based stock options that vest ratably.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Charles R. Freund Offer Letter.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

September 4, 2020	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel